American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated April 30, 2014 ■ Statement of Additional Information dated July 26, 2013

As of April 30, 2014, Chad Baumler is removed from the Accounts Managed table and the Ownership of Securities table on pages, 35 and 38, respectively.

The following replaces the entry for Brian Woglom under the Accounts Managed table on page 35. This information is provided as April 23, 2014.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Brian Woglom	Number of Accounts	12	3	3
	Assets	$12.8 billion (1)	$694.3 million	$263.8 million

[1]	Includes $73.3 million in Market Neutral Value, $5.1 billion in Mid Cap Value, $609.6 million in NT Mid Cap Value and $3.6 billion in Value.

The following portfolio manager is added to the entry for Market Neutral Value and Value in the Ownership of Securities section on page 38.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Market Neutral Value
Brian Woglom	D(1)
Value
Brian Woglom	E(2)

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000;

G – More than $1,000,000.

[1]	Information is provided as of February 20, 2014.

[2]	Information is provided as April 23, 2014.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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